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                                                                      EXHIBIT 21

                      INTERNATIONAL SHIPHOLDING CORPORATION
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2003

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                                                                                 Jurisdiction Under
                                                                                  Which Organized
                                                                                 -------------------
International Shipholding Corporation (Registrant)                                  Delaware

               Waterman Steamship Corporation                                       New York
                      Sulphur Carriers, Inc.                                        Delaware

               Central Gulf Lines, Inc.                                             Delaware
                      Enterprise Ship Company, Inc.                                 Delaware
                      Material Transfer, Inc.                                       Delaware
                           Grace Intermodal, Inc. (1)                               Delaware

               CG Railway, Inc.                                                     Delaware
                             Terminales Transgolfo, S.A. de C.V(2)                  Mexico

               Bay Insurance Company Limited                                        Bermuda

               LCI Shipholdings, Inc.                                               Marshall Islands
                      Gulf South Shipping Pte. Ltd.                                 Singapore
                      Marco Shipping Co. Pte. Ltd.                                  Singapore
                             Marcoship Agencies SDN. BHD.                           Malaysia
                      Shining Star Malta Ltd (3)                                    Malta
                      Belden Cement Holding Inc. (3)                                Panama
                             Belden Shipping Pte Ltd (3)                            Singapore
                             Echelon Shipping Inc. (3)                              Panama
                             Yakumo Shipping Inc. (3)                               Panama
                             Tilbury Shipping Inc. (3)                              Panama
                             Emblem Shipping Inc. (3)                               Panama
                             Shining Star Shipping Inc. (3)                         Panama
                             Belden Management Inc. (3)                             Panama
                             Mattea Shipping, Inc. (3)                              Panama
                             Minardi Shipping Inc. (3)                              Panama
                             Chariot Shipping Inc. (3)                              Panama
                             Epson Shipping Inc. (3)                                Panama

               N. W. Johnsen & Co., Inc.                                            New York

               LMS Shipmanagement, Inc.                                             Louisiana
                      LMS Manning, Inc. (4)                                         Philippines

               Lash Intermodal Terminal Co., LLC                                    Delaware

               Cape Shipholding, Inc.                                               Liberia
                      Dry Bulk Cape Holding, Inc. (5)                               Panama
                            Dry Bulk Africa, LTD. (5)                               Liberia
                            Dry Bulk Australia, LTD. (5)                            Liberia
               Bulk Africa Shipholding, Inc.                                        Liberia
               Bulk Australia Shipholding, Inc.                                     Liberia
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(1)            50% owned by Material Transfer, Inc.
(2)            50% owned by CG Railway, Inc.
(3)            30% owned by LCI Shipholdings, Inc.
(4)            48% owned by LMS Shipmanagement, Inc.
(5)            50% owned by Cape Shipholding, Inc.

         All of the subsidiaries listed above are wholly-owned subsidiaries and are included in the consolidated financial statements incorporated by reference herein unless otherwise indicated.